SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.     )
Filed by the Registrant	[ ]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PORT FINANCIAL CORP.
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: _____________________________
	(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

	(4)	Proposed maximum aggregate value of transaction: _____________________________
	(5)	Total fee paid: _____________________________
		[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		(1)	Amount previously paid: _____________________________
		(2)	Form, Schedule or Registration Statement No.: _____________________________
		(3)	Filing party: _____________________________
		(4)	Date Filed: _____________________________

PORT
FINANCIAL
CORP

April 19, 2002

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Port Financial Corp., the holding company for Cambridgeport Bank, which will be held on May 22, 2002 at 9:00 a.m., local time, at Port Financial's corporate headquarters, located at 1380 Soldiers Field Road, Brighton, MA 02135.

      The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Port Financial and Cambridgeport Bank and you will have an opportunity to ask questions.

      The Board of Directors of Port Financial has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of Port Financial and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Port Financial and Cambridgeport Bank, we thank you for your continued support and look forward to seeing you at the annual meeting.
Sincerely yours
/s/ James B. Keegan
James B. Keegan Chairman and Chief Executive Officer

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Notice of Annual Meeting of Shareholders

Date: Time: Place:	Wednesday, May 22, 2002 9:00 a.m., local time Main Office of Port Financial Corp. 1380 Soldiers Field Road Brighton, MA 02135

      At our 2002 annual meeting, we will ask you to:

      1.   Elect Paul R. Corcoran, Jr. to serve as a director for a term of office set to expire in 2005.

      2.   Transact any other business as may properly come before the annual meeting.

      You may vote at the annual meeting if you were a shareholder of Port Financial at the close of business on March 29, 2002, the record date.
By Order of the Board of Directors
/s/ James B. Keegan
James B. Keegan Chairman and Chief Executive Officer

Brighton, Massachusetts
April 19, 2002

You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.

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GENERAL INFORMATION

General

      Port Financial is a Massachusetts-chartered stock holding company, which owns all the capital stock of Cambridgeport Bank. As used in this proxy statement, "we", "us" and "our" refer to Port Financial and/or its subsidiaries, depending on the context. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about April 19, 2002 to all shareholders entitled to vote. If you owned common stock of Port Financial at the close of business on March 29, 2002, the record date, you are entitled to vote at the annual meeting. On the record date, there were 5,643,706 shares of common stock outstanding.

Quorum

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

Voting Rights

      You are entitled to one vote at the annual meeting for each share of the common stock of Port Financial that you owned as of record at the close of business on March 29, 2002. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal identified in the Notice of Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

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Vote Required
Proposal 1: Election of a Director

The nominee for director who receives the most votes will be elected. So, if you do not vote for the nominee, or you indicate "withhold authority" for the nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of the director nominee.

Effect of Broker Non-Votes

      If your broker holds shares that you own in "street name," the broker may vote your shares on the proposal listed above even if the broker does not receive instructions from you. If your broker does not vote on this proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."
*	Proposal 1: Election of a Director. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect the director nominee.

Confidential Voting Policy

      Port Financial maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. Our independent tabulating agent will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your grant of proxy at any time before it is voted by:
*	filing a written revocation of the proxy with our Clerk;
*	submitting a signed proxy card bearing a later date; or
*	attending and voting in person at the annual meeting, but you also must file a written revocation with the clerk of the annual meeting prior to the voting.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Port Financial.

Solicitation of Proxies

      Port Financial will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Port Financial and Cambridgeport Bank may solicit proxies by mail, telephone and other forms of communication. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies for a fee of $5,000 plus reimbursement of out of pocket expenses.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

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Obtaining an Annual Report on Form 10-K

      If you would like a copy of our Annual Report on Form 10-K and audited financials for the year ended December 31, 2001, which has been filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

      Jane L. Lundquist, President and Clerk
      Port Financial Corp.
      1380 Soldiers Field Road
      Brighton, Massachusetts 02135

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of Port Financial

      The following table sets forth, as of March 29, 2002, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of March 29, 2002. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Port Financial pursuant to the Securities Exchange Act of 1934, as amended, and on information presented to management. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after March 29, 2002. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent(5)
Common Stock, $0.01 par value	Loomis, Sayles & Co., L.P. One Financial Center Boston, Massachusetts 02111	293,900(1)	5.1%
Common Stock, $0.01 par value	Peter B. Cannell & Co., Inc. 645 Madison Avenue New York, New York 10022	434,000(2)	7.5%
Common Stock, $0.01 par value	Port Financial Corp. Employee Stock Ownership Plan Trust HSBC Bank USA 140 Broadway New York, New York 10005	594,115(3)	10.2%
Common Stock, $0.01 par value	Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	412,000(4)	7.1%

___________________
(1)

As reported by Loomis, Sayles & Co., L.P. in their capacity as an investment advisor in a Schedule 13G dated February 6, 2002, which reported sole voting power with respect to 199,600 shares and sole investment power with respect to 293,900 shares as of December 31, 2001. Loomis, Sayles & Co., L.P. disclaims beneficial ownership of such shares.

(2)	As reported by Peter B. Cannell & Co., Inc. in a Schedule 13G dated February 7, 2002, which reported sole voting power and sole investment power with respect to 434,000 shares as of December 31, 2001.
(3)

The Port Financial Corp. Employee Stock Ownership Plan ("ESOP") is administered by the ESOP committee of Port Financial (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which HSBC Bank USA, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from Port Financial, initially placed these shares in a suspense account for future allocation to be allocated to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote, tender or exchange shares of common stock held in the ESOP Trust in accordance with instructions received from the participants. As of March 29, 2002, 38,385 shares held by the ESOP Trust have been released for allocation. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged, but otherwise has no disposition power. As a result, the ESOP has sole voting power over 555,730 shares and disposition power over 594,115 shares.

(footnotes continued on following page)

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(4)

Based on information reported by Wellington Management Company, LLP in a Schedule 13G/A dated February 12, 2002, which reported sharing voting power with respect to 132,000 shares and shared investment power with respect to 412,000 shares as of December 31, 2001.

(5)	Percentages with respect to each person or group of persons have been calculated based upon 5,803,606 shares of common stock, the number of shares outstanding as of December 31, 2001.

Security Ownership of Management

      The following table sets forth information about the shares of common stock beneficially owned by each director of Port Financial, by each named executive officer of Port Financial identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of Port Financial or Port Financial's wholly owned subsidiary, Cambridgeport Bank, as a group as of March 29, 2002. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

Name	Position with Port Financial	Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Common Stock, $.01 par value Outstanding(4)
James B. Keegan	Chairman of the Board and Chief Executive Officer	123,889(5)	2.20%
Jane L. Lundquist	Director, President and Clerk	77,184(6)	1.37%
Charles Jeffrey	Senior Vice President, Treasurer and Chief Financial Officer	36,376(7)	*
Paul R. Corcoran, Jr.	Director	19,945	*
Daniel C. Crane, Esq.	Director	16,505	*
Samuel C. Fleming	Director	19,505	*
William Goldberg, Esq.	Director	25,697	*
Thomas H. Niles	Director	24,640	*
Robert D. Happ	Director	11,505	*
Joseph F. O'Connor	Director	19,746	*
Rudolph R. Russo	Director	26,509	*
Sandra J. Sucher	Director	5,920	*
Lawrence Weber	Director	5,920	*
All directors and executive officers as a group (13 persons)(8)		969,071	17.17%

___________________

*     Less than one percent

(footnotes continued on following page)

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(1)	See "Security Ownership of Certain Beneficial Owners and Management -- Principal Shareholders of Port Financial" for a definition of "beneficial ownership."
(2)

Includes unvested restricted stock awards of (i) 11,908 shares made to each of Messrs. Corcoran, Goldberg and Russo; (ii) 5,956 shares made to each of Messrs. Crane, Fleming, Happ and O'Connor; (iii) 4,464 shares made to Mr. Niles; and (iv) 1,488 shares made to each of Ms. Sucher and Mr. Weber under the Port Financial Corp. 2000 Recognition and Retention Plan, respectively. Under the plan, Mr. Keegan, Ms. Lundquist and Mr. Jeffrey have unvested restricted stock awards of 56,000, 30,400 and 12,000 shares of common stock, respectively. Each recipient of a restricted share award has sole voting power but no investment power, except in limited circumstances, over the common stock covered by the award. The restricted stock awards will vest at the rate of 20% per year on each January 23rd following the date of grant, with the first installment having vested on January 23, 2002.

(3)

Includes common stock of Port Financial that may be acquired by executive officers and directors of Port Financial pursuant to the exercise of options under the Port Financial 2000 Stock Option Plan within 60 days after March 29, 2002 as follows: (i) Directors Corcoran, Crane, Fleming, Niles, Happ, Sucher and Weber each may acquire 4,060 shares of common stock; (ii) Directors Goldberg and O'Connor each may acquire 812 shares of common stock; (iii) Director Russo may acquire 1,624 shares of common stock; and (iv) Mr. Keegan, Ms. Lundquist and Mr. Jeffrey each may acquire 27,800, 7,200 and 8,890 shares of common stock of Port Financial, respectively.

(4)

Percentages with respect to each person or group of persons have been calculated on the basis of 5,643,706 shares of common stock, the total number of shares of common stock outstanding as of March 29, 2002, plus shares of common stock which such person or group has the right to acquire within 60 days after March 29, 2002, by the exercise of stock options.

(5)	Includes 14,700 shares held in Mr. Keegan's 401(k) plan and 1,087 shares held in trust pursuant to the ESOP.
(6)

Includes 900 shares held by Ms. Lundquist as custodian for her minor children under the Uniform Transfer to Minors Act, and 2,395 shares held in Ms. Lundquist's 401(k) Plan and 1,087 shares held in trust pursuant to the ESOP.

(7)	Amount reflects 11,000 shares held in Mr. Jeffrey's individual retirement account and 1,087 shares held in trust pursuant to the ESOP.
(8)

The amount of shares for all directors and executive officers as a group includes 555,730 shares held by the ESOP Trust that have not been allocated to eligible participants as of December 31, 2001, over which the ESOP Committee (consisting of Messrs. Keegan, Jeffrey, Robert Montgomery-Rice and Ms. Lundquist) may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of the ESOP Committee individually. As of March 29, 2002, 38,385 shares of Port Financial's common stock have been allocated to participants pursuant to Port Financial's Employee Stock Ownership Plan.

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___________________

PROPOSAL 1

ELECTION OF DIRECTORS
___________________

General
Nominee	Term to Expire
Paul R. Corcoran, Jr.	2005

      The nominee is currently serving on Port Financial's Board of Directors. If you elect the nominee listed above, he will hold office until the annual meeting in 2005 or until his successor has been elected and qualified.

      We know of no reason why the nominee may be unable to serve as a director. If the nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason the nominee proves unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominee would prove unable to serve if elected.
The Board of Directors unanimously recommends a vote "For" the director nominee.

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Nominee, Continuing and Retiring Directors
Nominee	Age(1)	Term Expires	Position(s) Held with Port Financial	Director Since(2)
Paul R. Corcoran, Jr.	69	2005	Director	1972
Continuing Directors
Daniel C. Crane, Esq.	51	2003	Director	1986
James B. Keegan	60	2003	Chairman and Chief Executive Officer	1983
Rudolph R. Russo	74	2003	Director	1977
Thomas H. Niles	61	2003	Director	2000
Samuel C. Fleming	61	2004	Director	1993
Robert D. Happ	61	2004	Director	1997
Jane L. Lundquist	48	2004	Director, President and Clerk	1999
Sandra J. Sucher	54	2004	Director	2000
Lawrence Weber	46	2002	Director	2000
Retiring Directors
William Goldberg, Esq.	72	2002	Director	1977
Joseph F. O'Connor	72	2002	Director	1979

___________________
(1)	At December 31, 2001.
(2)	Includes terms served on the Board of Trustees of Cambridgeport Bank.

Biographical Information

      The principal occupation and business experience of the nominee for election as director and each continuing and retiring director are set forth below.

Nominee

      Paul R. Corcoran, Jr. was for 18 years the owner and the President of The Harvard Shop, Inc., a retail specialty store which sells college insignia merchandise, until his retirement in 2001. He currently holds the office of Clerk of Cambridgeport Bank, a position he has held since 1990.

Continuing Directors

      Daniel C. Crane, Esq. has served as Chief Bar Counsel for the Board of Bar Overseers of the Supreme Judicial Court of Massachusetts since September, 1999. Prior to this position, he was an attorney in private practice for over 20 years with the firm Finn & Crane. He has served on the boards of directors of a number of charitable and professional organizations, including service as President of the

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Massachusetts Bar Association. Mr. Crane earned his undergraduate degree from Harvard College and is a graduate of Boston College Law School.

      Samuel C. Fleming has been the Board Chairman and Chief Executive Officer of Decision Resources, Inc., an international health care research and consulting company since 1990. From 1967 to 1990, Mr. Fleming held various positions at Arthur D. Little, Inc., most recently as Senior Vice President, Member of the Corporate Management Committee and Chairman of Arthur D. Little Decision Resources, which he founded in the mid-1970s. Mr. Fleming received a B.Ch.E. from Cornell University and an MBA from Harvard Business School. He also serves as a director of CareGroup, Inc. and as a Trustee of Cornell University and the Standish Mellon Mutual Funds.

      Robert D. Happ retired in 1994 from his position as Regional Managing Partner of the firm formerly known as KPMG Peat Marwick, a position he had held since 1985. He had also served as a director of NetOptix Corp. until its acquisition by Corning, Inc. in April of 2000.

      James B. Keegan has served as the Chairman of the Board and Chief Executive Officer of Port Financial since 2000 and President and Chief Executive Officer of Cambridgeport Bank since 1984. Prior to holding these positions, he was the Executive Vice President of Cambridgeport Bank for one year. Before joining Cambridgeport Bank, Mr. Keegan held positions in various financial institutions, including Rochester Savings Bank, First Pennsylvania Bank and New England Merchants National Bank. Mr. Keegan earned his undergraduate degree from Harvard College and his MBA from the Harvard Business School.

      Jane L. Lundquist has been the President and Clerk of Port Financial since 2000 and the Executive Vice President of Cambridgeport Bank since 1996. Prior to holding these positions, she served as the Senior Vice President from 1987 to 1996. As Executive Vice President, she is the senior officer responsible for consumer banking, including mortgage lending, consumer lending, branch banking and telebanking. She also oversees the management of Human Resources, Marketing, Community Relations and Auditing (administrative reporting only). Prior to Port Financial and Cambridgeport Bank, Ms. Lundquist worked at Braxton Associates, a strategic management consulting firm, and at Arthur Andersen LLP. Ms. Lundquist holds a business degree from the University of North Carolina and an MBA from the University of Virginia.

      Thomas H. Niles is a director and President of T.H. Niles Real Estate Group, Inc., positions he has held since 1998. Prior to that, for over 33 years, he served as the owner, a director and the President of The Niles Company, Inc., a commercial real estate services firm based in Boston, Massachusetts. Mr. Niles sold his interests in that firm in 1996.

      Rudolph R. Russo has over 50 years of experience in all phases of real estate including brokering, appraising, investing, developing and consulting. He also served as Chairman of the Board of Assessors for the City of Cambridge from 1969 to 1982. He has been involved with Cambridgeport Bank since 1977.

      Sandra J. Sucher is a senior lecturer with the Harvard Business School's Technology and Operations Management department, a position she has held since 1998. Prior to that, she worked at Fidelity Investments as Vice President of Corporate Quality; Vice President of Retail Service Quality and Planning; and Vice President of Human Resources. Ms. Sucher also served in fashion retailing at Filene's for over 10 years in various capacities, including Vice President of Customer Service. Before that, she served as a director of Education and Research for The Sanctuary, Inc., a non-profit drug treatment, education, and research facility.

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      Lawrence Weber has provided counsel to a variety of clients in applying technology to the practice of public relations for over 20 years. He is currently Chairman and Chief Executive Officer of Allied Communications Group, a division of the Interpublic Group of Companies, Inc., a marketing communications holding company. Mr. Weber has held this position since 1987, when his company, The Weber Group, a technology public relation firm, was purchased by The Interpublic Group of Companies, Inc. He also serves on the board of several organizations, including the Massachusetts Interactive Media Council where he is a founding member and Chairman of the Board, the Museum of Science in Boston, the Council on Competitiveness, and the Technology Review, a Massachusetts Institute of Technology magazine. Mr. Weber also serves on the Board of several Internet start-up companies. Mr. Weber has declined to be re-nominated to serve as a director of Port Financial.

Retiring Directors

      William Goldberg, Esq. has been an attorney with Goldberg Law Office in Cambridge, Massachusetts since 1954.

      Joseph F. O'Connor is a Consultant to the Charles Stark Draper Laboratory, Inc., a nonprofit research company and Secretary of that corporation. He retired as Vice-President of Administration in 1994. He also serves as Chairman of the Board of the Delta Dental Corporation of Massachusetts, Inc., a nonprofit dental insurance company.

Executive Officers Who are Not Directors

      Charles D. Jeffrey, age 54, has served as Senior Vice President, Chief Financial Officer and Treasurer of Port Financial since April of 2000 and with Cambridgeport Bank, since July of 1998. From 1994 to 1997, he served as President of the Massachusetts Division of Albank, FSB located in Ludlow, Massachusetts. His background also includes 15 years at Bank of America where he held positions in commercial lending, operations, and finance.

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INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Meetings and Committees of the Board of Directors

      Port Financial's Board of Directors currently consists of twelve members. The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Port Financial. Port Financial's executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisors (legal counsel, auditors, financial advisors and other consultants).

      The Board of Directors held a total of 16 meetings during the fiscal year ended December 31, 2001. Except for Mr. Weber, each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

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Committees of the Board

      The Board of Directors of Port Financial have established the following committees:
EXECUTIVE COMMITTEE

The Executive Committee exercises the powers of the Board of Directors between board meetings.

Directors Keegan, Corcoran, Fleming, Goldberg, Lundquist and Russo currently serve as members of the committee. Mr. Keegan is the Chairman of the committee. The Executive Committee met once in the 2001 fiscal year.

COMPENSATION COMMITTEE

The Compensation Committee provides advice and recommendation to the Board of Directors in the areas of employee salaries and benefit programs.

Directors Corcoran, Fleming, Happ, Keegan, Lundquist, O'Connor and Sucher currently serve on the committee. Mr. Corcoran is the Chairman of the committee. The Compensation Committee met six times in the 2001 fiscal year. The non-employee members of the Compensation Committee administer our 2000 Stock Option Plan and the 2000 Recognition and Retention Plan.

CREDIT COMMITTEE

The Credit Committee establishes Cambridgeport Bank's credit polices and is responsible for review, ratification, and/or approval of loans, mortgages and commercial loans, that exceed certain threshold amounts. The credit committee also approves all loans which do not comply with policy guidelines. Directors Keegan, Lundquist, Niles and Russo currently serve on the committee. Mr. Keegan is the Chairman of the committee. The Credit Committee met 51 times in the 2001 fiscal year.

NOMINATING COMMITTEE

The Nominating Committee recommends nominees for election as directors and reviews if any shareholder nominations comply with the notice procedures set forth in Port Financial's Bylaws. Port Financial's Bylaws set forth a procedure for shareholders to nominate directors by notifying the Clerk of Port Financial in writing and meeting other requirements set forth in the Bylaws.

Directors Crane, Fleming and Keegan currently serve on the committee. Mr. Crane is the Chairman of the committee. The Nominating Committee met to select the nominees for election as directors at the annual meeting.

AUDIT COMMITTEE

The Audit Committee reviews the annual audit prepared by the independent accountants, recommends the appointment of accountants and reviews the work of the internal auditors.

The Audit Committee currently consists of Directors Crane, Happ and O'Connor, with Mr. Crane serving as Chair. The Audit Committee met seven times during 2001.

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Audit Committee Report

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

      During 2001, the Audit Committee of Port Financial's Board held seven formal meetings. It also met periodically throughout the year to discuss matters consistent with its duties.

      During 2001, each member of Port Financial's Audit Committee was independent as defined under the National Association of Securities Dealers' listing standards. Port Financial's Audit Committee operates under a written charter approved by the Board.

      Port Financial's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory, and internal control environments. The primary duties and responsibilities of Port Financial's Audit Committee are to: (1) serve as an independent and objective party to monitor Port Financial's financial reporting process and internal control systems; (2) review and appraise the audit efforts of Port Financial's independent auditors and internal audit department; (3) evaluate Port Financial's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

      Port Financial's Audit Committee has reviewed and discussed the audited financial statements of Port Financial for the fiscal year ended December 31, 2001 with Port Financial's management and Arthur Andersen LLP, Port Financial's independent auditors. Port Financial's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with Arthur Andersen LLP.

      During the fiscal year ended December 31, 2001 Port Financial retained and paid Arthur Andersen LLP to provide audit and other services as follows:

Audit Fees	$130,000
All Other Fees	$126,874

      Port Financial's Audit Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of Arthur Andersen LLP and considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining the auditor's independence.

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      Based on the review and discussions noted above, Port Financial's Audit Committee recommended to the Board that Port Financial's audited financial statements be included in Port Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires.
Audit Committee of Port Financial Corp.
Daniel C. Crane, Esq. (Chairman) Robert D. Happ Joseph F. O'Connor

Directors' Compensation

      Meetings and Fees. Currently, each non-employee director of Port Financial receives an annual retainer of $10,000 for serving on the board of directors of Port Financial; and $500 for each board meeting or committee meeting attended. Port Financial paid fees totaling $256,750 to its non-employee directors for the year ended December 31, 2001.

      Directors receive additional compensation for serving on the board of directors of Cambridgeport Bank. Only one board or committee meeting fee is paid to a director for any joint meeting of the boards of Port Financial and Cambridgeport Bank or any joint meeting of any committees of the boards.

      Directors' Emeritus Consultation Plan. Directors of Port Financial who retire from service on the board of Port Financial within four years from Port Financial's conversion to stock form (until April 11, 2004) may elect to participate in the Directors' Emeritus Consultation Plan by agreeing to provide consulting services to Port Financial for a period of 12 to 36 months. A retiring director who elects to provide consulting services will receive a fee of $1,000 per month and will be designated as a director emeritus. A director emeritus will provide agreed upon consulting services and may attend meetings of the board of Port Financial, but will have no power or right to vote at such meetings.

Executive Compensation

      The report of Port Financial's Compensation Committee and performance graph included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the report and the graph are not to be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the 1934 Securities Exchange Act of 1934, as amended.

Compensation Committee Report on Executive Compensation

      The Compensation Committee is responsible for administering the compensation and benefits programs for Cambridgeport Bank's President and Chief Executive Officer and Port Financial's Chairman and Chief Executive Officer and all other executive officers. Compensation of the President and Chief Executive Officer of Cambridgeport Bank and Chairman and Chief Executive Officer of Port Financial and other executive officers for the fiscal year ended 2001 was paid by Cambridgeport Bank and Port Financial, respectively and determined by both Boards of Directors upon the recommendation of the Compensation Committee for Cambridgeport Bank and Port Financial.


      The committee reviews the compensation and benefits programs for all executive officers on an annual basis. Recommendations and rationale of Mr. Keegan's and Ms. Lundquist's positions with Cambridgeport Bank and Port Financial, respectively, are taken into consideration during such review.

      Mr. Keegan and Ms. Lundquist do not participate in the Committee's decisions regarding their own compensation review and recommendation. The non-employee members of the Compensation Committee serve on the Administrative Committee of the Compensation Committee. The Administrative Committee administers the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan.

      The committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of Port Financial's stockholders, and competitiveness with the external marketplace. To this end, Port Financial and Cambridgeport Bank have retained a nationally recognized compensation consulting firm to assist with the review and recommendation process. In order to determine competitive practices regarding compensation, a group of companies with similar size and business mix to that of Cambridgeport Bank and Port Financial was compiled. The committee reviewed the compensation practices of the peer group in order to develop recommendations for Cambridgeport Bank's and Port Financial's executive officers.

      Port Financial's and Cambridgeport Bank's compensation program for executive officers consists of: base salary, annual bonuses and long-term incentive awards. These elements are intended to provide an overall compensation package that is commensurate with Port Financial's and Cambridgeport Bank's financial resources, that is appropriate to assure that retention of experienced management personnel, and align their financial interests with those of Port Financial's shareholders.

Base Salaries

      Salary levels recommended by the committee are intended to be competitive with salary levels of the companies in Cambridgeport Bank's and Port Financial's peer groups, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of Cambridgeport Bank and Port Financial.

Stock Options

      Port Financial has implemented the 2000 Stock Option Plan under which the executive officers and directors may be eligible to receive awards. The Compensation Committee has determined stock option grants based on the financial performance achieved by Cambridgeport Bank, and the level of long-term incentive awards made by the companies in the peer group. As of the fiscal year ended December 31, 2001, 731,000 options were granted to the eligible employees or directors.

Recognition and Retention Plan

      Port Financial has implemented the 2000 Recognition and Retention Plan under which the executive officers and directors are eligible to receive restricted stock awards. The Compensation Committee has determined restricted share awards based on the financial performance achieved by Cambridgeport Bank, and the level of long-term incentive awards made by the companies in the peer group. As of the fiscal year ended December 31, 2001, 276,735 awards were granted to directors, officers and employees.


Chief Executive Officer

      The Compensation Committee recognizes the duties required of the Chairman and Chief Executive Officer of Port Financial Corp. as a public company.

      Based on the foregoing criteria discussed above, for fiscal year ended December 31, 2001, Mr. Keegan's base salary was $388,000 and he was awarded a bonus of $197,000. He was also eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan. During fiscal 2001, Mr. Keegan was not awarded any additional options under the 2000 Stock Option Plan or shares under the 2000 Recognition and Retention Plan.
Compensation Committee of Port Financial Corp.
Paul R. Corcoran (Chairman) Samuel C. Fleming Robert D. Happ James B. Keegan Jane L. Lundquist Joseph F. O'Connor Sandra J. Sucher

Compensation Committee Interlocks and Insider Participation.

      During fiscal 2001, there were no interlocks between members of the compensation committee or executive officers of Port Financial and corporations with respect to which such persons are affiliated.


Performance Graph.

      The following graph compares Port Financial's total cumulative shareholder return by an investor who invested $100.00 on April 11, 2000, the date following Port Financial's initial public offering, to December 31, 2001, to the total return by an investor who invested $100.00 in each of the Russell 2000 Index and the Nasdaq Bank Index for the same period.

*	$100 Invested on 4/11/00 in stock or on 3/31/00 in index- including reinvestment of dividends. Fiscal year ending December 31.
	4/11/00	12/31/00	12/31/01
Port Financial Corp	$100.00	$177.41	$264.43
Nasdaq Bank	100.00	126.28	136.71
Russell 2000	100.00	90.56	92.81


Summary Compensation Table

      The following table provides information about the compensation paid during the fiscal year ended December 31, 2001 to the Chief Executive Officer of Port Financial and Cambridgeport Bank and to the other most highly compensated executive officers of Port Financial and Cambridgeport Bank whose combined annual salary and bonus for 2001 was at least $100,000. We refer to these individuals as "named executive officers" in this proxy statement.

Summary Compensation Table
Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Positions with Port Financial	Year	Salary($)	Bonus($)	Other Annual Compensation ($)(1)	Restricted Stock Awards ($)(2)	Options (#)(3)	LTIP Payouts ($)	All Other Compensation ($)(4)
James B. Keegan, Chairman of the Board and Chief Executive Officer	2001 2000 1999	$387,750 375,000 331,602	$197,000 105,000 120,000	- - -	- 1,111,250 -	- 139,000 -	- - -	$132,590 105,472 8,520
Jane L. Lundquist, Director, President and Clerk	2001 2000 1999	$227,500 220,000 216,009	$115,500 62,000 90,000	- - -	- 603,250 -	- 80,000 -	- - -	$ 31,758 21,844 6,940
Charles Jeffrey, Senior Vice President, Chief Financial Officer and Treasurer	2001 2000 1999	$155,250 150,000 139,669	$ 79,000 42,500 40,000	- - -	- 238,125 -	- 44,000 -	- - -	$ 25,078 21,241 2,130

___________________
(1)

We provide our executive officers with non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. We believe that the aggregate value of these benefits for 2001 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him or her in the Summary Compensation Table.

(2)

Pursuant to the Port Financial Corp. 2000 Recognition and Retention Plan, Mr. Keegan, Ms. Lundquist and Mr. Jeffrey were granted 70,000, 38,000 and 15,000 shares of restricted stock, respectively, effective October 18, 2000. These awards vest in 20% increments on January 23rd of each year. The first installment vested on January 23, 2002. Dividends attributed to such awards are distributed to participants from the custodial account holding shares under the Recognition and Retention Plan. The dollar amount shown is based on the fair market value of a share of common stock on October 18, 2000, which was $15.875 per share. Accelerated vesting occurs in the case of death or disability, retirement or a change in control. A portion of the restricted stock awards made to Mr. Keegan and Ms. Lundquist were made in complete substitution for performance units previously granted under the Port Financial long-term incentive plan.

(3)

Represents shares of common stock as to which the named individual has the right to acquire beneficial ownership pursuant to the exercise of stock options. Such options were granted on October 18, 2000 pursuant to the Port Financial Corp. 2000 Stock Option Plan, and vest in 20% increments on October 18th of each year. The first installment vested on October 18, 2001. A portion of the option awards made to Mr. Keegan and Ms. Lundquist were made in complete substitution for performance units previously granted under the Port Financial long-term incentive plan.

(4)

Includes the following components: (1) employer matching contributions to the Cambridgeport Bank 401(k) plan during 2001, 2000 and 1999, respectively: Mr. Keegan, $8,500, $5,100 and $3,754; Ms. Lundquist, $8,500, $5,100 and $2,400; and Mr. Jeffrey, $8,500, $5,100 and $882; (2) the premium cost for life insurance coverage provided by Cambridgeport Bank during 2001, 2000 and 1999, respectively: Mr. Keegan, $2,964, $3,045 and $4,766; Ms. Lundquist, $1,182, $847 and $2,488; and Mr. Jeffrey, $0, $1,589 and $1,248; (3) payments made to the ESOP Restoration Plan during 2001 and 2000, respectively: Mr. Keegan, $97,240 and $82,249; Ms. Lundquist, $10,741 and $9,479; and Mr. Jeffrey, $14,462 and $13,887; and (4) contributions made by Cambridgeport Bank to a supplemental benefit plan during 2001 and 2000, respectively: Mr. Keegan, $23,886 and $15,078; Ms. Lundquist, 11,335 and $6,418; and Mr. Jeffrey, $2,116 and $665.


Employment Agreements

      Port Financial and Cambridgeport Bank jointly entered into employment agreements with Mr. Keegan to secure his services as President and Chief Executive Officer of Cambridgeport Bank and Chairman and Chief Executive Officer of Port Financial, Ms. Lundquist to secure her services as Executive Vice President of Cambridgeport Bank and President of Port Financial and Mr. Jeffrey to secure his services as Chief Financial Officer of Port Financial and Cambridgeport Bank. For purposes of Port Financial's obligations, the employment agreements have rolling three-year terms that began on November 1, 1999 in the case of Mr. Keegan and Ms. Lundquist and a rolling two-year term beginning on November 1, 2000 in the case of Mr. Jeffrey, which by decision of the executive or joint decision of Port Financial and Cambridgeport Bank may be converted to a fixed three-year term in the case of Mr. Keegan and Ms. Lundquist or a fixed two-year term in the case of Mr. Jeffrey. For purposes of Cambridgeport Bank's obligations, the employment agreements have fixed terms of three years which began on November 1, 1999 for Mr. Keegan and Ms. Lundquist and a fixed term of two years beginning on November 1, 2000 for Mr. Jeffrey and may be renewed annually after a review of the executive's performance. These agreements provide for minimum annual salaries of $375,000, and $220,000 and $150,000, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

      Port Financial and Cambridgeport Bank may terminate each executive's employment, and each executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, Port Financial and Cambridgeport Bank will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he or she had continued working for an additional three years in the case of Mr. Keegan and Ms. Lundquist and an additional two years in the case of Mr. Jeffrey. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 25 miles in distance from Cambridgeport Bank's principal office and over 25 miles from the executive's principal residence; or other material breach of contract by Port Financial or Cambridgeport Bank which is not cured within 30 days. For 60 days after a change in control, each executive may resign for any reason and collect severance benefits as if he or she had been discharged without cause. The employment agreements also provide uninsured death and disability benefits.

      If Port Financial or Cambridgeport Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, Cambridgeport Bank and Port Financial would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after tax amounts under the employment agreement that he or she would have retained if there were no 20% excise tax. The effect of this provision is that Cambridgeport Bank and Port Financial, rather than the executive, bears the financial cost of the excise tax. Neither Port Financial nor Cambridgeport Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.


Benefit Plans

      Pension Plans. Mr. Keegan and Ms. Lundquist also are entitled to retirement benefits under the Cambridgeport Bank 1999 Nonqualified Pension Plan. Under this plan, each executive is entitled to a monthly retirement benefit equal to the greater of: (i) 25% of his or her highest monthly salary or (ii) 75% of his or her highest monthly salary, reduced by his or her monthly retirement benefit under the tax-qualified defined benefit pension plan and his or her monthly social security benefit. Under the plan, the executive's highest monthly salary is equal to the executive's average annual base salary for the three calendar years out of the five calendar years prior to retirement in which the executive's base salary is the highest, divided by twelve.

      Until October 31, 2000, we maintained a tax-qualified defined benefit pension plan for substantially all of our salaried employees. In connection with a restructuring of our benefit programs following our initial public offering, we froze benefits under this plan and terminated it as of October 31, 2000. At October 31, 2000, the annual accrued benefits of Mr. Keegan, Ms. Lundquist and Mr. Jeffrey, expressed in the form of a single life annuity payable at age 65, were $48,624, $40,944 and $5,472, respectively. These benefits are not subject to an offset for Social Security benefits or any other benefit offset. Each participant, including our executive officers, has been given the right to receive a commercial annuity contract to provide for the future payment of their benefits or an immediate lump sum payment in lieu of future benefits. The amount if any lump sum payment that may be made to Mr. Keegan, Ms. Lundquist or Mr. Jeffrey will depend on prevailing interest rates and mortality tables at the time of payment.

      Officers' Deferred Compensation Plan. Cambridgeport Bank also maintains the Cambridgeport Bank Officers' Deferred Compensation Plan, a non-qualified plan, in order to provide restorative payments to executives whose employer matching contributions under the 401(k) Plan are limited by legal limitations applicable to tax-qualified plans. The Officers' Deferred Compensation Plan also offers eligible executives the opportunity to defer the receipt of a portion of their income in a manner that defers the taxation of such income.

      Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and have attained age 21. The plan has purchased 595,425 shares as of December 31, 2001.

      Port Financial has committed to lend this plan enough money to purchase 595,425 shares. Although contributions to this plan will be discretionary, Cambridgeport Bank intends to contribute enough money each year to make the required principal and interest payments on the loan from Port Financial. The loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan has pledged the shares it purchases as collateral for the loan and holds them in a suspense account.

      As of December 31, 2001, the plan has allocated 38,385 shares to participant accounts. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant's compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts. This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.


      ESOP Restoration Plan. Port Financial has also established the ESOP Restoration Plan of Port Financial in order to provide payments to executives who are prevented from receiving the full benefits contemplated by the Employee Stock Ownership Plan benefit formula. The payments consist of payments in lieu of shares that cannot be allocated to participants under the Employee Stock Ownership Plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the Employee Stock Ownership Plan loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan.

      2000 Stock Option Plan. The 2000 Port Financial Corp. Stock Option Plan was adopted by our Board of Directors and approved by our shareholders at a special meeting held on October 18, 2000. Article IX of the 2000 Port Financial Corp. Stock Option Plan ("Stock Option Plan") to allow for acceleration of vesting upon retirement of the option holder or a change in control of Port Financial, terms that are defined in the plans, was approved by our shareholders at our 2001 Annual Meeting. No additional options were granted to the named executive officers during the 2001 fiscal year.

      The purpose of the Stock Option Plan is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in Port Financial. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. Port Financial has reserved an aggregate of 744,282 shares of common stock for issuance upon the exercise of stock options granted under the plan.

      Awards typically vest and become distributable at the rate of 20% per year, over a five year period, subject to automatic full vesting on the date of the Award holder's death, disability, retirement or upon a change in control of Port Financial.

      Port Financial may amend or terminate the Stock Option Plan, in whole or in part, at any time, subject to the requirements of all applicable laws.

      The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on December 31, 2001, the last trading day of the 2001 fiscal year, which was $26.07 per share.
2001 Fiscal Year End Option/SAR Values(1)
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-end (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-end ($) Exercisable/Unexercisable(2)
James B. Keegan	N/A	N/A	27,800/111,200	283,560/1,134,240
Jane L. Lundquist	8,800	76,850	7,200/64,000	73,440/652,800
Charles Jeffrey	N/A	N/A	8,800/35,200	89,760/359,040

___________________
(1)	All options were granted on October 18, 2000, and vest at the rate of 20% per year beginning on October 18, 2001.
(2)

The closing price per share of common stock on December 31, 2001, the last trading day of the 2001 fiscal year, was $26.07, and all options have an exercise price of $15.875 per share, which equals a spread of $10.195 per share.


      2000 Recognition and Retention Plan. The Port Financial Corp. 2000 Recognition and Retention Plan was adopted by our Board of Directors and approved by our shareholders at a special meeting held on October 18, 2000. Article X of the 2000 Port Financial Corp. Recognition and Retention Plan ("RRP") to allow for acceleration of vesting upon retirement or change in control of Port Financial, terms which are defined in the plans, was approved by our shareholders at our 2001 Annual Meeting.

      Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of Port Financial and Cambridgeport Bank. The RRP is not subject to ERISA and is not a tax-qualified plan. Port Financial pays all costs and expenses of administering the RRP.

      The maximum number of restricted stock awards ("Awards") that may be granted under the RRP is 297,713 shares of common stock. Shares of common stock subject to an Award are held in a trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested.

      Awards typically vest and become distributable at the rate of 20% per year, over a five year period, subject to automatic full vesting on the date of the Award holder's death, disability, retirement or upon a change in control of Port Financial.

      Port Financial may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

Limitations on Federal Tax Deductions for Executive Officer Compensation

      As a private entity, Cambridgeport Bank had been subject to federal tax rules which permitted it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Cambridgeport Bank is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1.0 million each tax year for each executive officer named in the summary compensation table in Port Financial's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Port Financial and Cambridgeport Bank expect that the compensation committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executives officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Port Financial and Cambridgeport Bank will be reduced.


Transactions with Certain Related Persons

      Cambridgeport Bank does not make loans to its executive officers. Loans to non-employee directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Pursuant to a lease agreement, Cambridgeport Bank leases office space for one of its branch offices from 1280 Massachusetts Avenue LP, a retail and office property, which is 36 percent owned by THN Cambridge LP. This entity is 90.845% beneficially owned by Mr. Thomas H. Niles, a director of Port Financial and Cambridgeport Bank. During the fiscal year ended December 31, 2001, Cambridgeport Bank paid $189,398 to 1280 Massachusetts Avenue LP under the leasing agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Port Financial's directors and executive officers, and persons who own more than 10% of Port Financial's common stock, to report to the SEC their initial ownership of Port Financial's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and Port Financial is required to disclose in this proxy statement any late filings or failures to file.

      Based solely on its review of the copies of such reports furnished to Port Financial and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to Port Financial's executive officers and directors during fiscal 2001 were met, except that Port Financial's executive officers and directors failed to report in a timely manner restricted stock awards made under the RRP. All executive officers and directors are now current in their Section 16(a) filing requirements.

INDEPENDENT ACCOUNTANTS

      Arthur Andersen LLP ("Andersen") served as independent public accountants for the purpose of auditing Port Financial's consolidated financial statements for the year ended December 31, 2001. The Audit Committee of the Board of Directors of Port Financial has voted to terminate the Port Financial's engagement of Andersen as its independent public accountants for the year ended December 31, 2002. Nonetheless, a representative of Andersen is expected to attend the Annual Meeting and will be available to respond to appropriate questions.

      During the fiscal years ended December 31, 2001 and 2000 and subsequent interim periods, the financial statements of Port Financial did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

      As of the date of this proxy statement, the Company has not formally selected an independent public accountant for 2002.


ADDITIONAL INFORMATION

Information About Shareholder Proposals

      If you wish to submit proposals to be included in our proxy statement for the 2003 Annual Meeting of Shareholders, we must receive them on or before December 13, 2002 pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what shareholder proposals are required to be in the proxy statement. All shareholder proposals for inclusion in Port Financial's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether it is included in Port Financial's proxy materials), Port Financial's Articles of Organization and Bylaws, and Massachusetts law.

      In addition, under Port Financial's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2003 Annual Meeting), the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to the Clerk of Port Financial; and (iii) your notice must contain specific information required in our Bylaws. To be considered timely for inclusion in our 2003 Annual Meeting, we must receive your advance written notice of business or nominations to the Board of Directors no later than 90 days preceding the anniversary date of this year's annual meeting. For example, if we hold this year's annual meeting on May 22, 2002, we must receive your advance notice of business or nomination no later than February 22, 2003, provided however, that in the event less than 100 days notice or prior public disclosure of the meeting is given or made, we must receive your notice by the close of business on the tenth (10th) day following the date on which notice of the 2003 Annual Meeting is first given to shareholders as provided in the Bylaws.

By Order of the Board of Directors
/s/ Jane L. Lundquist
Jane L. Lundquist Director, President and Clerk

Brighton, Massachusetts
April 19, 2002
To assure that your shares are represented at the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.


Port Financial Corp.

REVOCABLE PROXY

This Proxy is solicited on behalf of the Board of Directors of Port Financial Corp.
for the Annual Meeting of Stockholders to be held on May 22, 2002.

      The undersigned stockholder of Port Financial Corp. hereby appoints James B. Keegan and Jane L. Lundquist, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Port Financial Corp. held of record by the undersigned on March 29, 2002, at the 2002 Annual Meeting of Stockholders of Port Financial Corp. (the "Annual Meeting") to be held at 9:00 a.m. Eastern Time, on May 22, 2002, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated April 19, 2002 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted "FOR" the election of the nominee listed in Item 1.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
The Board of Directors of Port Financial Corp. unanimously recommends a vote "FOR" the nominee named in Item 1.	I Will Attend Annual Meeting.	[ ]
	Please Mark Your Choice Like This in Blue or Black Ink.	[ x ]

1.   Election of one director for a term of office to expire in 2005.     Nominee: Paul R. Corcoran, Jr.

For [ ]	Against [ ]	Abstain [ ]

Instruction:	TO WITHHOLD AUTHORITY to vote for the nominee, write his name in the space provided:
_________________________________________________

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 19, 2002.
____________________________________________
____________________________________________ Signature(s)
Dated:__________________________________, 2002

Please sign exactly as your name appears on this Proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.